Investment Thesis Financial Data as of September 30, 2017 Dated: November 16, 2017 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 18 Financial Data as of September 30, 2017 Dated: November 16, 2017

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recent merger with Anchor Bancorp, Inc. might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 174 financial centers + 18 newly acquired in Minnesota 216 ATMs + 17 newly acquired in Minnesota Focused on community banking with a full suite of product offerings: Retail and small business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions) $ 2,324 P / TBV 190% Dividend Yield 3.0% LTM Average Daily Volume 801,571 Total Assets $ 15,066 Trust Assets Under Management $10,336 Total Core Deposits $ 10,492 3Q17 ROAA 1.05% 3Q17 ROATCE1 13.58% Investment services Capital markets Asset Mix Liability Mix 3Q17 Revenue Breakdown Source: SNL Financial, Company filings Note: Market data as of November 13, 2017; financial information as of September 30, 2017; $ in millions, except noted 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

A Strategic Framework for Creating Long-Term Shareholder Value Attractive footprint that offers room to expand in higher-growth markets and leading share in mature markets Consistent financial performance with focus on building tangible book value and providing adequate return for our shareholders Diverse loan portfolio with growth accelerating while maintaining strong credit metrics Disciplined acquisitions that are exceeding expectations with robust future opportunities Good stewards of capital – organic growth, dividend / share repurchases and acquisitions

Old National’s Footprint Kentucky $0.8 billion deposits 6% of total franchise Michigan $1.3 billion deposits 10% of total franchise Wisconsin $1.7 billion deposits 13% of total franchise Indiana $6.8 billion deposits 55% of total franchise Based on FDIC Summary of Deposits as of June 30, 2017 Illinois $0.2 billion deposits 2% of total franchise Minnesota $1.7 billion deposits 14% of total franchise

A Look at Top Markets Source: SNL Financial

ONB’s Transformational Journey Since 2011, Old National has transformed its franchise by reducing low-return businesses and low-growth markets and investing in higher-growth markets Acquisitions 8 whole-bank, 1 FDIC and 1 branch purchase Divestitures Insurance agency business Exited Southern Illinois market (12 branches) 21 additional branches Consolidations 134 branches + 14 in November, 2017

Franchise Evolution Built a Better Bank… Source: SNL Financial

… With Improved Scale Source: SNL Financial

Lower Risk Balance Sheet vs. Peers Implies $1.4 billion increase in RWA to meet peer average Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1 As of September 30, 2017 Risk weighted assets / total assets

Strong Core Deposit Funding Base with Favorable Cost of Deposits Deposit Composition Deposit Growth ($ in millions) ($ in billions) 2012 – Q3 2017 CAGR: 8.0% Cost of Deposits Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1 As of September 30, 2017 1

Quality Low-Cost Deposit Franchise Deposit Beta1 Analysis – 3Q 2015 to 3Q 2017 1 Deposit beta defined as increase in cost of interest bearing deposits divided by increase in fed funds rate since 3Q15 2 Data as of 9/30/17 3Last rate hike cycle from 1Q04 to 2Q07 4 No financial disclosure during last cycle Source: SNL Financial, 1 Peer with no financial disclosure Banks with $10-$25bn in Assets (Median)

3Q17 Highlights Net income of $39.4 million, or $0.29 per share Results include the following pre-tax charges: $2.1 million for branch consolidations $1.9 million related to a client experience improvement initiative $0.4 million in merger and integration charges $0.3 million in severance 12.0% annualized growth in commercial and commercial real estate loans 2.0% decline in adjusted noninterest expenses1 7.0% growth in tangible book value1 from 3Q16 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations

Pre-Tax, Pre-Provision Income1 3Q16 2Q17 3Q17 Net Interest Income (FTE Basis) $113,123 $109,976 $114,099 Noninterest Income 47,243 49,271 46,366 Total Revenue (FTE Basis) $160,366 $159,247 $160,465 Noninterest Expense (108,062) (102,811) (103,702) Pre-Tax, Pre-Provision Income1 $52,304 $56,436 $56,763 4 Securities Gains $1,647 $3,075 $2,972 Branch Consolidations, Severance and Client Experience Initiative Charges $0 1,684 4,332 Merger and Integration Charges 5,487 $0 369 Intangible Amortization 3,233 2,781 2,641 Tax Credit Amortization $0 $0 $0 Adjusted Total Revenue (FTE Basis)1 $158,719 $156,172 $157,493 Adjusted Noninterest Expenses1 ($99,342) ($98,346) ($96,360) Adjusted Pre-Tax, Pre-Provision Income1 $59,377 $57,826 $61,133 Reported Efficiency Ratio1 66.05% 64.05% 64.17% Adjusted Efficiency Ratio1 62.59% 62.97% 61.18% $ in thousands 1 Non-GAAP financial measures which Management believes are useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations

Additional Branch Rationalization Actions Continued focus on operating expenses and efficiency 14 ONB branches consolidated November, 2017 Cost savings of approximately $4.0 million in 2018 One-time charges of approximately $5.0 million in 2017 14.9% Increase Deposits Per Branch 1 Based on Anchor Bancorp internal documents at September 30, 2017 2 Excludes brokered CDs 1

Commitment to Excellence

Investment Thesis Financial Data as of September 30, 2017 Dated: November 16, 2017

Loan Growth $ in millions – End of Period Balances 1 Includes Loans Held for Sale 1 1 Annualized Growth of 7.3% Annualized Growth of 12.0% YTD Annualized Commercial Loan Growth of 9.8%

Commercial & Commercial Real Estate Loans $ in millions 1New Production includes 50% credit for line of credit unfunded commitments 2Yield is based on funded balances only New Production1 Production Yield2 Loan Pipeline Production Growth of 40.2%

Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Quick Home Refinance (residential mortgage product) is included in the Residential Mortgage graph Direct Consumer includes Home Equity Lines of Credit Consumer Direct Consumer Indirect Residential Mortgage

Commercial Loan Portfolio Concentrations As of September 30, 2017 $ in millions 1 Includes held for sale Total C&I and CRE - $5,419 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of September 30, 2017 $ in millions CRE - $3,370 (Classed by Property Type) Multifamily by Product Type - $1,036 Multifamily by State - $1,036 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions Total portfolio average original loan term of 70 months and weighted average FICO score of 765 Total Portfolio yield of 2.99% 30+ Days Delinquency at 9/30/2017 is 0.58% Loans are originated within the ONB footprint

$ in millions Credit Quality Trends

Net Charge-Offs / Provision $ in millions 2017 YTD net charge-offs of $1.7 million & provision expense of $2.0 million

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $45 1 – Minimal Risk $40 2 – Modest Risk $35 3 – Average Risk $30 4 – Monitor $25 5 – Weak Monitor $17.5 6 – Watch $7.5 7 – Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB’s legal lending limit at September 30, 2017 of $193.2 million per borrower 1Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Acquired Loans $ in millions – as of September 30, 2017 PCI = Purchased Credit Impaired

Net Interest Margin1 1 Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Accretion income is interest income in excess of contractual interest income associated with acquired loans and is an important component of the Company’s net interest margin 2 Cost of interest-bearing deposits (excluding Brokered CDs) increased 2bps to 25 bps in 3Q17

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 $ in millions 1 Updated quarterly – subject to change IA = Indemnification Asset Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution Projections assume no prepayments $96.5 million in remaining discount Does not include impact from recently completed partnership with Anchor Bancorp - Minnesota

Investment Portfolio Purchases 3Q171 1 Data as of September 30, 2017

Investment Portfolio 1Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.91% in 3Q17 vs. 2.93% in 2Q17

$ in millions Change to Net Interest Income based on a two year time horizon Refer to “Interest Rate Curves” slide for rate curves Total non-maturity, interest-bearing accounts increase from 0.10% to 0.39% in the “Up 100 bps” scenario 18.15% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.25 at 9/30/17, flat from 4.25 at 6/30/17 Modeled Interest Rate Sensitivity 49% of C&I and CRE loans reprice within one year 11% of loans have floors; less than 1% of these loans are currently below their floor rates

Interest Rate Curves

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Growth of 7.0% Growth of 4.6%

DFAST Disclosure 1 Loss % is calculated by adding the nine quarters of losses and dividing by the nine-quarter average loan balance for each portfolio 2 Commercial real estate includes multifamily, construction loans, and non-farm non-residential loans $ in millions

DFAST Disclosure 1 Calculated by dividing the nine-quarter cumulative totals for each line by average total assets over the same time period 2 Pre-Provision Net Revenue includes estimates for operational losses resulting from the hypothetical severely adverse scenario 3 Each Ratio, excluding the leverage ratio, represents the fully phased 2019 minimum including capital conservation buffer 4 The leverage ratio of 4.0% represents the “adequately capitalized” minimum. The leverage ratio “well capitalized” minimum is 5.0%

Fee-Based Business Revenue $ in millions

$ in millions 1 Adjusted noninterest expenses = total noninterest expense less merger/integration costs, branch consolidation charges, severance, client experience initiative charges and intangible amortization. Adjusted noninterest expenses is a non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company. Noninterest Expense 3.0% reduction in Adjusted Noninterest Expenses1

Rationalizing Distribution Channels Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 61 branches since January 1, 2014 Increased average deposits per branch by 31% Launched new online and mobile solution January 16, 2016 Increased mobile users 314%

Tax Credits YTD 9-30-17 as Reported 4Q17 Forecast1 Full-Year 2017 Forecast1 Tax credit amortization (Recognized in Noninterest Expense) $0 $12.7 to $22.2 $12.7 to $22.2 Income tax benefit $6.1 $8.8 to $19.0 $14.9 to $25.1 After-tax income (loss) on tax credits2 $6.1 ($3.9) to ($3.2) $2.2 to $2.9 After-tax income (loss) on tax credits2 (per share) $0.04 ($0.025) to ($0.02) $0.015 to $0.02 FTE Tax rate 26% to 30% GAAP Tax rate 16% to 21% $ in millions except per-share data 1 Includes anticipated impact of tax credits acquired from the recently completed partnership with Anchor Bancorp - Minnesota 2 Does not include the benefit of additional products and services gained through the tax credit projects, such as commercial loan fees and deposits Includes impact of tax credit projects closed since 1-1-2016

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp $2.2B 46 Branches Total assets acquired 1 Based on Anchor Bancorp internal documents as of September 30, 2017 2017 Anchor Bancorp $2.1B1 18 Branches

Transforming Old National's Landscape



Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Acquired Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
2011
2012
2013
2014
2015
2016
2017
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 4 branches
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Consolidation of 5 branches
Consolidation of 29 branches

Acquired 188 | Sold 33 | Consolidated 148

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Improving Unit Level Economics and FTE Productivity Core Deposits per Branch Branches $ in millions Noninterest Expenses per Average Assets Average Assets

Update on Anchor Minnesota Partnership Partnership completed on November 1, 2017 90% stock / 10% cash 1.35 common shares of ONB + $2.625 in cash for each share of Anchor Bancorp Issued approximately 16.5 million shares of ONB Meeting or exceeding merger model assumptions Anticipate $3 million contribution in 2017 Anticipate $0.08 per share contribution in 2018 Cost savings (36%) remain on track Realized 75% in 2018 and 100% in 2019

Expanding Big 10 Presence in Growth Markets ONB Anchor Pro Forma Branch Footprint Minneapolis MSA Deposit Market Share 1 1 Source: SNL Financial; based on Summary of Deposits as of 6/30/17 Consistent with our strategy of expansion into metropolitan markets with attractive growth prospects and competitive dynamics Minneapolis-St. Paul is the third largest MSA in the Midwest and becomes largest MSA in the Old National footprint Minnesota is ranked #5 in the U.S. in business climate (Forbes) Adds branch in attractive Mankato market

Success With Wisconsin Market Extension Since September, 2016 conversion 11.4% growth in total commercial loans 38% of ONB’s consolidated 3Q17 total commercial production 9% increase in commercial pipeline 28% of ONB’s consolidated 3Q17 total pipeline Deposit attrition lower than modeled Wisconsin Market Extension by the numbers Population: 6,633,053 Total Resident Labor Force:3,336,799 Unemployment Rate:3.6% (Apr. 2017, Seasonally Adjusted) GDP: $341.9B Exports:$34.7B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for Cost of Doing Business and Infrastructure – CNBC, 2016 4th in the U.S. for regulatory environment – Forbes, 2016 8th in the U.S. for overall business tax climate – Tax Foundation, 2017 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 2nd best large city to start a business – Wallet Hub, 2016 7th “Best Places to Live” – U.S. News and World Report, 2016 Ann Arbor, Michigan Highest median household income MSA in Michigan 3.9% unemployment rate vs. US rate of 4.2% (Sept 2017) 3rd “Best Places to Live” – Livability.com, 2017 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 8th “Best Places to Live” – Livability.com, 2017 2.3% unemployment rate vs. US rate of 4.2% (Sept 2017) Sources: SNL Financial, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.9% unemployment rate vs U.S. rate of 4.2% (Sept 2017) Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: SNL Financial, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.6 million	MSA Population: 2.0 million	MSA Population: 1.6 million	MSA Population: 1.3 million	MSA Population: 1.1 million
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
Total Anchor Bancorp: Loans[1]: \$1.6B Deposits[1]: \$1.8B	20 Branches, Loans: \$694M Core Deposits: \$807M	6 Branches, Loans: \$649M Core Deposits: \$168M	6 Branches, Loans: \$706M Core Deposits: \$260M	4 Branches, Loans: \$325M Core Deposits: \$256M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	Kalamazoo, MI
MSA Population: 652K	MSA Population: 509K	MSA Population: 434K	MSA Population: 362K	MSA Population: 337K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: automotive component manufacturing, pharmaceutical and medical products
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn
27 Branches, Loans: \$760M Core Deposits: \$1.0B	1 Branch, Loans: \$71M Core Deposits: \$26M	6 Branches, Loans: \$334M Core Deposits: \$378M	14 Branches, Loans: \$658M Core Deposits: \$673M	11 Branches, Loans: \$203M Core Deposits: \$351M

[1] Based on Anchor Bancorp internal documents as of September 30, 2017
Sources: Population from SNL Financial; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of September 30, 2017, and based on ONB's internal regional reporting structure

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Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of September 30, 2017, each named executive officer has met their stock ownership requirement, with the exception of the Chief Operating Officer who was just promoted in 2016 Commitment to Strong Corporate Governance

2017 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value: Long Term Incentive Plan (CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations

Old National’s 2017 Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com